UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2014

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Boulevard, Suite 200 Glastonbury, CT		06033
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 30, 2014, United Financial Bancorp, Inc., a Connecticut corporation formerly known as Rockville Financial, Inc. (the “Company”), completed its previously announced merger with legacy United Financial Bancorp, Inc., a Maryland corporation (“Legacy United Bancorp”). In connection with the merger, the Company completed the following corporate actions:

•	Legacy United Bancorp merged with and into the Company, with the Company as the surviving corporation.

•	The Company changed its name from “Rockville Financial, Inc.” to “United Financial Bancorp, Inc.” and changed its ticker symbol to “UBNK”.

•	United Bank, a federal savings bank and wholly-owned subsidiary of Legacy United Bancorp (“Legacy United Bank”), merged with and into Rockville Bank, a state-chartered stock savings bank and wholly owned subsidiary of the Company, with Rockville Bank as the surviving entity (the “Bank”).

•	The Bank changed its name from “Rockville Bank” to “United Bank”.

We refer to the transactions detailed above collectively as the “Merger”.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On May 2, 2014, the Company filed a Current Report on Form 8-K (the “Original Report”) announcing the completion of the Merger. This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Legacy United Bancorp described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 to this amended Current Report on Form 8-K/A. The audited financial statements of Legacy United Bancorp as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, as well as the accompanying notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.2 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited financial statements of Legacy United Bancorp as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (incorporated herein by reference to Legacy United Bancorp’s Annual Report on Form 10-K (File No. 000-52947) filed on March 13, 2014).

Exhibit 99.2	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC. Registrant

Date: July 16, 2014	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/ Chief Financial Officer